UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities and Exchange Act of 1934

Date of Report: April 26, 2013

(Date of earliest event reported)

CAFEPRESS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35468	94-3342816
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. employer identification number)

6901 A Riverport Drive, Louisville, Kentucky 40258

(Address of principal executive offices, including zip code)

(502) 995-2258

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders

CafePress Inc. (the “Company”) held an Annual Meeting of Stockholders on April 26, 2013. There were 17,125,997 shares of common stock entitled to vote at the Annual Meeting of Stockholders, of which 14,580,861 shares were voted in person or by proxy. The following matters were voted upon as follows:

Proposal 1: Election of two Class I directors to hold office until the 2016 Annual Meeting of Stockholders or until their successors are elected and qualified:

NOMINEES	FOR	WITHHELD/ AGAINST	ABSTAIN	BROKER NON-VOTES
Fred E. Durham III	10,864,066	14,728	42,220	3,659,847
Patrick J. Connolly	10,870,020	11,439	39,555	3,659,847

Proposal 2: The ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2013:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
14,553,152	12,644	15,065	Not applicable.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: April 30, 2013	CafePress Inc.

	By:	/s/ Monica N. Johnson
Monica N. Johnson Chief Financial Officer